Matthews International                                           Exhibit 99.2

Two NorthShore Center
Pittsburgh, PA 15212-5851
412-442-8200 tel
412-442-8298 fax

March 17, 2014

Dear Matthews Colleagues,

Today, I have very exciting news to share with you.

As you know, last year we committed to an ambitious growth strategy that included significant transformational change for our company. Our ‘One Matthews’ vision outlined our desire to focus on high-value opportunities to support our growth and strengthen our position in the marketplace. To that end, I am pleased to announce that we have entered into an agreement and plan of merger with SGK, a flagship brand in the marketplace we call brand solutions. For over 100 years, we have been a leader in the graphics imaging and technology marketplace. This merger will build upon that legacy and make us a global leader. We expect the transaction to create opportunities for our colleagues and our clients and build value for our shareholders.

SGK is a publicly traded (NYSE: SGK), $450 million global provider of brand development and deployment services, with over 3,500 employees in 40 offices in more than 20 countries across the Americas, Europe, and Asia Pacific. While we have a shared vision to be the leader in the brand solutions marketplace, SGK’s geographic and product positioning is uniquely complementary to Matthews. Often mergers and acquisitions are about an asset purchase; let me be clear, this is a union of complementary businesses.  With SGK’s strong North American and Asian market position and Matthews’ strong European and Merchandising solutions market position, this alliance will forge a stronger global offering and provide greater value for our clients. Together, we will be a global market leader in the brand solutions industry, with revenues in excess of $850M.  Through integration efforts, we also expect to identify significant synergies and cost efficiencies, building an even stronger and more competitive business in the global brand solutions marketplace.

To that end, we’ve asked David Schawk, supported by Brian Dunn, to lead the combined Graphics Imaging business. Together we will continue to focus on expanding our global reach and further strengthening our relationships with our clients.

Our Board of Directors has formed a Special Board Committee charged with integration oversight. This Special Committee will form an Integration Team, led by team members from both organizations. The team will partner on all aspects of the integration and is committed to working together to identify the best solutions for our future.

We have a great history at Matthews. We take pride in our employees and our legacy businesses, and as we have in the past, we will welcome our new colleagues. The strength of all our businesses will continue to provide a consistent base of both revenue and profit, allowing us to continue to grow and expand. We will continue to look for growth opportunities among all of our businesses and for opportunities to advance our commitment to building a high-value organization.

Part of our 160-year Matthews legacy is acquiring and growing businesses. It is the very core of who we are as a company.  We take great pride in this legacy and believe this merger accelerates and facilitates our execution of our ‘One Matthews’ initiatives and demonstrates significant progress toward achieving our ambitious goal. This presents not only great opportunities for Matthews, but also great opportunities for each of us personally and professionally.

For now, I ask you for your support and commitment to all our core values, most especially Demonstrate Integrity; Be Our Best; and Live the Matthews Spirit. We ask that you continue to stay focused on our vision, our clients and our people.

I look forward to working with David Schawk and his team, along with the Integration Team and you, to create THE global provider of brand solutions.

Additional Information and Where to Find It

In connection with the merger Matthews will file a registration statement on Form S-4 with the SEC that will include a proxy statement of SGK that also constitutes a prospectus of Matthews with respect to the shares of Matthews's common stock to be issued to SGK's shareholders in the merger. INVESTORS AND SECURITY HOLDERS OF SGK ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/ PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED BY MATTHEWS OR SGK WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus (when available) and other relevant documents filed or that will be filed by Matthews or SGK with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the registration statement, proxy statement/prospectus and other relevant documents filed by Matthews with the SEC may be obtained free of charge by going to Matthews's Investor Relations page on its corporate website at www.matw.com, by contacting Matthews's Investor Relations by mail at Matthews International Corporation, Two NorthShore Center, Pittsburgh, Pennsylvania 15212, Attn: Investor Relations Department, or by telephone (412) 442-8200. Copies of the registration statement, proxy statement/prospectus and other relevant documents filed by SGK with the SEC may be obtained free of charge by going to SGK’s Investor Relations page on its corporate website at www.sgkinc.com, by contacting SGK's Investor Relations by mail at SGK, Inc., 1695 S. River Rd., Des Plaines, IL 60018, Attn: Investor Relations Department, or by telephone at (847) 827-9494.

No Offer or Solicitation

This document shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Matthews and SGK, and their respective directors and executive officers may be considered participants in the solicitation of proxies from stockholders of SGK in connection with the proposed transaction. Information about the directors and executive officers of Matthews is set forth in Matthews's Proxy Statement for its 2014 Annual Meeting of Shareholders, which was filed with the SEC on January 21, 2014, and its Annual Report on Form 10-K for the fiscal year ended September 30, 2013, which was filed with the SEC on November 27, 2013. Information about the directors and executive officers of SGK is set forth in its proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on April 12, 2013, and its annual report on Form 10-K for its year ended December 31, 2013, which was filed with the SEC on March 5, 2014. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Forward Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Those forward-looking statements are subject to various risks and uncertainties. Forward-looking statements are generally identifiable by use of forward-looking terminology such as "may," "will," "should," "potential," "intend," "expect," "seek," "anticipate," "estimate," "believe," "could," "would," "project," "predict," "continue," "plan" or other similar words or expressions. Such statements are based upon the current beliefs and expectations of Matthews' management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors which could have a material adverse effect on our operations and future prospects or which could cause events or circumstances to differ from the forward-looking statements include, but are not limited to, risks relating to the merger with SGK, including in respect of the satisfaction of closing conditions to the merger; unanticipated difficulties and/or expenditures relating to the merger; the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; uncertainties as to the timing of the merger; litigation relating to the merger; the impact of the transaction on relationships with customers, employees and third parties; and the inability to obtain, or delays in obtaining cost savings and synergies from the merger; as well as other risks detailed from time to time in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We expressly disclaim any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or change in events, conditions or circumstances.